                                                                                    Exhibit 10(v)(b)

                                 AMENDMENT TO STOCK OPTION AGREEMENT

         On September 21, 1987, The St. Lawrence Seaway Corporation (the "Corporation") entered into a Restated  Stock Option  Agreement  (the "Stock  Option  Agreement")  with Jack C. Brown  ("Brown")
pursuant to which Brown was granted  options to  purchase an  aggregate  of 15,000  shares of common stock,  $1.00 par value, of the Corporation for $3.00 per share over a period of five (5) years. The
Board of Directors and  Stockholders  of the  Corporation  approved an amendment to the Stock Option
Agreement on July 6, 1992 and August 28, 1992,  respectively,  the effect of which was to extend the option  exercise  period for five (5)  additional  years.  The Board of Directors  approved  further amendments to the Stock Option Agreement on September 8, 1997, the effect of which was to extend the option  exercise  period for five (5)  additional  years.  The Board of Directors  approved  further amendments  to the Stock  Option  Agreement on August 30,  2002,  and  extended the options  through
September 21, 2007. Specifically,  Section 7 of the Stock Option Agreement is hereby further amended by substituting the words "twentieth anniversary" for the words "fifteenth anniversary," and Section
3 is hereby further amended by substituting the words "twenty years" for "fifteen years."

         The Stock Option Agreement and the options granted pursuant thereto are hereby specifically referred  to and  incorporated  as a part  hereof and in all  respects  other  than as  specifically modified herein, the terms and conditions thereof shall continue in full force and effect.

         This Amendment is executed on this 20th day of September, 2002.

                                                                 THE ST. LAWRENCE SEAWAY CORPORATION

                                                                 By:      /s/ Daniel L. Nir
                                                                    --------------------------------
                                                                    Daniel L. Nir
                                                                    President and Treasurer

Accepted as of September 20, 2002

/s/ Jack C. Brown
----------------------------------
Jack C. Brown